Leases - Future minimum lease payments (Details) - Vacasa Holdings LLC $ in Thousands	Dec. 31, 2020 USD ($)
Future minimum lease payments to be made by the Company for non-cancelable operating leases
2021	$ 12,979
2022	10,617
2023	5,810
2024	5,006
2025	4,747
Thereafter	15,392
Total future minimum obligations	$ 54,551